As filed with the Securities and Exchange Commission on January 30, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 30, 2004

FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	0-15829 (Commission File Number)	56-1355866 (IRS Employer Identification No.)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)

(704) 688-4300
(Registrant's telephone number, including area code)

Item 5. Other Events.

     On January 30, 2004, First Charter Corporation (the "Corporation") issued a news release announcing the election of officers of the Board of Directors of the Corporation and First Charter Bank, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

           Exhibit No.

                 99.1             News release dated January 30, 2004 announcing the election of officers of the
                                     Board of Directors of First Charter Corporation and First Charter Bank.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                             FIRST CHARTER CORPORATION

                                                                        By: /s/ ROBERT O. BRATTON
                                                                               Robert O. Bratton
                                                                               Executive Vice President and Chief Financial
                                                                               Officer
Dated: January 30, 2004

EXHIBIT INDEX

Exhibit No.              Description

       99.1                   News release dated January 30, 2004 announcing the election of officers of the Board of Directors of First Charter Corporation and First Charter Bank